SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of report (Date of earliest event reported): November 15, 2004

SUMMIT PROPERTIES INC.
(Exact name of Registrant as specified in its charter)

Maryland	001-12792	56-1857807
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

309 E. Morehead Street, Suite 200
Charlotte, North Carolina		28202
(Address of principal executive offices)		(Zip code)

(704) 334-3000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  OTHER EVENTS

Summit Properties Inc. is filing this Current Report on Form 8-K to revise our historical financial statements and related financial information included in our Annual Report on Form 10-K filed on March 12, 2004, for discontinued operations that have resulted from dispositions of real estate assets during the period from January 1, 2004 to September 30, 2004 as well as the classification of communities as “held for sale” in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” ("SFAS No. 144").

During the nine months ended September 30, 2004, we sold eight communities and as of September 30, 2004, we had three communities which met the “held for sale” criteria under SFAS No. 144 and, in accordance with SFAS No. 144, we have reported revenues, expenses and gain on sale from these communities as discontinued operations and the related assets and liabilities in a held for sale category for each period presented in our quarterly reports filed since the date of such communities either being sold or deemed to be “held for sale,” including any comparable periods of the prior year that are presented.

The same reclassification of discontinued operations prescribed by SFAS No. 144 is required for all previously issued annual financial statements for each of the three years presented in our last Annual Report on Form 10-K, if those financial statements are incorporated by reference in a subsequent filing with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of the sale or “held for sale” classification. This reclassification has no effect on our reported net income.

We are filing this Current Report on Form 8-K and the related historical financial statements and information at this time because our financial statements will be incorporated by reference in a proxy statement in connection with our previously-announced merger with and into Camden Summit, Inc., a wholly owned subsidiary of Camden Property Trust.

This Current Report on Form 8-K updates the information in items 6, 7, 8 and 15 of our Annual Report on Form 10-K for the year ended December 31, 2003 to reflect those additional eleven properties as discontinued operations. The information contained in this Current Report on Form 8-K is presented as of December 31, 2003, and other than as indicated above, has not been revised or updated to reflect developments subsequent to that date.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

23.1	Consent of Deloitte & Touche LLP.

99.1
Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, Item 8. Financial Statements and Supplementary Data, Item 15. Exhibits, Financial Statement Schedules and Reports on Form 8-K.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  SUMMIT PROPERTIES INC.

Date: November 12, 2004	By: /s/ Steven R. LeBlanc
Steven R. LeBlanc
President and Chief Executive Officer

INDEX TO EXHIBITS

23.1	Consent of Deloitte & Touche LLP.

99.1
Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, Item 8. Financial Statements and Supplementary Data, Item 15. Exhibits, Financial Statement Schedules and Reports on Form 8-K.